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                                                                   Exhibit 10.29

                             UNIVERSAL CORPORATION

                         AMENDMENT TO STOCK OPTION AND
                        EQUITY ACCUMULATION AGREEMENTS

     This Amendment dated this 15th day of March, 1999, is made to the Agreement or Agreements listed on Exhibit A (the "Option Agreements", whether one or more) between Universal Corporation (the "Company") and __________ (the "Optionee").

     The Company and the Optionee agree to amend each of the Option Agreements as follows:

1. Subparagraph 6.F. of each Option Agreement is hereby deleted and amended to read in its entirety as follows:

          F.   Exercise in the Event of Retirement, Death, or Disability or
               ------------------------------------------------------------
     Approval by the Committee. Subject to the provisions of subparagraph 6H
     -------------------------
     which shall apply to exercise in the event the Optionee terminates his or her participation in the Automatic Exercise Program as provided in subparagraph 5G(i), all unexercised Long Term and Reload Options that have vested pursuant to paragraph 3 shall be exercisable in whole or in part in the event that prior to the Expiration Date (i) the Optionee retires (early, after age 55, normal, at age 65, or delayed) or, (ii) the Optionee dies or becomes permanently and totally disabled (as defined in the Disability Benefits Plan of Universal Leaf Tobacco Company, Incorporated and Domestic Subsidiaries) while employed by the Company or an Affiliate or
     (iii) for any reason approved by the Committee in its absolute discretion. In the event of death, such Options may be exercised by the Optionee's estate, or the person or persons to whom his or her rights under this Agreement shall pass by will or the laws of descent and distribution. Options that become exercisable pursuant to this subparagraph 6F will continue to be exercisable for the remainder of the period preceding the Expiration Date.

2. Except as expressly amended hereby, the Option Agreements shall remain in full force and effect in all respects and are hereby ratified and affirmed.

     In Witness Whereof, the Company has caused this Amendment to be signed by a duly authorized officer, and Optionee has affixed his or her signature hereto.

UNIVERSAL CORPORATION                         OPTIONEE


By: _______________________________________   __________________________________
     William L. Taylor, Vice President and             [Optionee Name]
          Chief Administrative Officer
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                                 EXHIBIT A TO

                             UNIVERSAL CORPORATION

                         AMENDMENT TO STOCK OPTION AND
                        EQUITY ACCUMULATION AGREEMENTS


1. 1991 Stock Option and Equity Accumulation Agreement dated December 5, 1991, as amended by an Amendment dated April 27, 1992.

2.   1994 Stock Option and Equity Accumulation Agreement dated December 1, 1994.